Shareholders' Equity	12 Months Ended
Sep. 30, 2012
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Shareholders’ Equity

At September 30, 2012, there were 300 million shares of ENR stock authorized, of which approximately 0.8 million shares were reserved for issuance under the 2000 Incentive Stock Plan and 2.1 million shares were reserved for issuance under the 2009 Incentive Stock Plan.

Beginning in September 2000, the Company’s Board of Directors has approved a series of resolutions authorizing the repurchase of shares of Energizer common stock, with no commitments by the Company to repurchase such shares. On April 30, 2012, the Board of Directors approved the repurchase of up to ten million shares. This authorization replaces a prior stock repurchase authorization, which was approved in July 2006. In fiscal 2012, the Company repurchased 5.9 million shares of the Company's common stock, exclusive of a small number of shares related to the net settlement of certain stock awards for tax withholding purposes, for a total cost of approximately $418. All the shares were purchased in the open market and approximately 2 million were repurchased under the prior Board authorization and approximately 4 million were repurchased under the new Board resolution. At September 30, 2012, the Company has approximately 6 million shares remaining on the April 2012 Board authorization to repurchase its common stock in the future.

On July 30, 2012, the Company announced that its Board of Directors declared the payment of its first quarterly dividend of $0.40 per share of common stock, which was paid on September 13, 2012. The dividend paid totaled $24.9.

On November 5, 2012, the Company's Board of Directors declared a dividend for the first quarter of fiscal 2013 of $0.40 per share of Common Stock, payable December 12, 2012.